                                                                    EXHIBIT 10.4

                                LICENSE AGREEMENT


        This is an Agreement by and between Advanced Fuels, LLC, a limited liability company under the laws of Delaware, having a mailing address of P.O. Box 610, Mossville, IL 61552-0610, (hereinafter "LICENSOR"), and Caterpillar Inc., a Delaware corporation, having a mailing address of 100 N.E. Adams Street, Peoria, IL 61629, (hereinafter "LICENSEE").

                                        RECITALS

              Whereas LICENSOR has the right to license LICENSOR Technology and LICENSOR Patent Rights which relate to and/or use aqueous fuel defined as comprising a mixture of water and carbonaceous material for combustion in an internal combustion engine and the use thereof; and

               Whereas LICENSEE desires to obtain and LICENSOR is willing to grant a worldwide license under LICENSOR Patent Rights and LICENSOR Technology upon the terms and conditions hereinafter set forth;

               NOW THEREFORE, in consideration of the mutual covenants set forth herein, the sufficiency of which is hereby acknowledged, the parties agree to the terms and conditions set forth below.

                                 ARTICLE I - DEFINITIONS

               For the purposes of this Agreement, the following terms shall have the meanings set forth hereinbelow.

               1.1 FIELD OF THE AGREEMENT means: methods, processes, compositions and apparatuses for carrying out combustion for the generation of heat in internal combustion engines, including compression, spark-ignited and turbine engines, capable of using aqueous fuels and the use of aqueous fuels in such engines.

               1.2 TECHNOLOGY means all information, know-how, and trade secrets in and to the Field of the Agreement.

              1.3 LICENSOR TECHNOLOGY means all proprietary and confidential Technology, owned or licensable by LICENSOR, now and during the continuance of this Agreement.

               1.4 LICENSOR PATENT RIGHTS means (a) patents and pending patent applications in the Field of this Agreement, including, without limitation, patents, applications and patents issuing on patent applications listed in Appendix A to this Agreement; (b) future patents and patent applications owned or licensable by LICENSOR to the extent the claims thereof cover subject matter in the Field of the Agreement and (c) any national and foreign filings, continuations, continuations-in-part, divisions, reexamination certificates, reissues or extensions thereof.

               1.5 PRODUCTS shall mean articles, including engines and converted engines, in the Field of the Agreement which are produced using and/or utilize LICENSOR Technology and/or are covered by LICENSOR Patent Rights.

               1.6 NET SALES PRICE means the total gross sales billed, less the following to the extent they are paid or allowed and included in gross sales billed in accordance with GAAP: (a) sales taxes, use taxes or turnover taxes on sales invoices; (b) excise taxes, custom duties, or counselor fees; (c) transportation and insurance on shipments to customers; (d) trade or quantity discounts (but not cash discounts); and (e) credits allowed for returned goods. An engine shall be deemed sold, (i) if sold "intercompany" to an affiliated company for installation as a component in another product, when it is first accounted for as sold "intercompany" and, (ii) if otherwise sold, when it is billed to an unaffiliated party. If an engine is sold "intercompany", "gross sales billed" shall mean the established corporate transfer price for the engine; provided that, said corporate transfer price shall be a market based price. If there is no market based corporate transfer price, then the "gross sales billed" shall be deemed to be the price of the same model similarly equipped which LICENSEE sells to third parties, or, failing that, which has a market based corporate transfer price. Where LICENSEE's sale is in a currency other than United States dollars, the amount received in United States dollars for purposes of calculating "Net Sales Price" upon which royalty is paid hereunder shall be calculated by using LICENSEE's standard practices for currency exchange in this respect; provided that such practices are consistent with

GAAP and do not significantly differ from results which will be achieved based upon the average rate of exchange at Citibank in New York City, New York, on the last date of the calendar month in which the amount was received by LICENSEE from the sale of Products.

               1.7    LICENSED TERRITORY means the world.

               1.8 EFFECTIVE DATE shall mean the last of the signature dates hereof, as provided for hereinbelow.

               1.9 SUBSIDIARY means a corporation or other legal entity in which LICENSEE owns or controls, directly or indirectly, at least 35% of the voting stock or interest normally entitled to vote for directors or their equivalent.

               1.10 IMPROVEMENTS means any Technology, patentable or not, within the scope of LICENSOR Technology and/or LICENSOR Patent Rights.

                                   ARTICLE 2 -- GRANT

               2.1 LICENSOR hereby grants to LICENSEE a non-exclusive right and license (but with certain sole and exclusive rights reserved to LICENSEE under Paragraph 2.2), without the right to sublicense others except as provided herein, throughout the Licensed Territory under LICENSOR Technology and under LICENSOR Patent Rights, to make, use and sell Products in respect to LICENSEE's engines and engines sold under LICENSEE's trademarks and to practice processes in connection therewith.

               2.2 The license granted under Article 2.1 shall include the sole and exclusive right to convert LICENSEE's engines and engines sold under LICENSEE's trademarks previously sold by LICENSEE to utilize aqueous fuel and the sole and exclusive right to manufacture, use and sell parts which can be used in the conversion of such engines and for the repair and replacement of parts thereof. The right in LICENSEE to convert shall include the right to sell parts or kits to accomplish such conversion and to allow LICENSEE's authorized dealerships to convert engines previously sold by LICENSEE, as aforesaid.

               2.3 LICENSOR agrees that within thirty days after the Effective Date of this Agreement, it will make LICENSOR Technology available to LICENSEE for LICENSEE's licensed use hereunder. Any reasonable out-of-pocket expenses in making LICENSOR Technology available to LICENSEE during the continuance of this Agreement shall be reimbursed by LICENSEE. LICENSOR shall be under no obligation to obtain or develop any additional Technology than available at the Effective Date of this Agreement, but may do so as it sole option, and alleged deficiencies in the quality or quantity of any Technology delivered shall not be considered a material breach of this Agreement, it being recognized by all parties that the licenses granted hereunder are for substantial rights in addition to use of Technology.

               2.4 LICENSEE shall have the right to grant sublicenses to its Subsidiaries. Where reference is made in this Article 2 to LICENSEE's engines and engines sold under LICENSEE's trademarks, such reference shall also include its Subsidiaries' engines and engines sold under its Subsidiaries' trademarks.

               2.5 It is understood that the license granted to LICENSEE set forth in Article 2 does not include the right to make and use aqueous fuel which is the subject of proprietary, confidential and trade secret technology and patent rights of LICENSOR outside the Field of this Agreement; provided however that. in the event that aqueous fuel is not available to LICENSEE in a particular geographic area or market segment in sufficient quantity and quality at competitive prices necessary to serve said geographical area or market segment, then LICENSEE shall further have a non-exclusive license under the Technology, in the Field, to make, use and sell fuel for LICENSEE's engines and engines sold under LICENSEE's trademarks for said geographic area or market segment; provided that, if LICENSOR has not been dissolved, LICENSEE has first requested LICENSOR to supply the fuel and LICENSOR refuses, fails or is unable to make such supplies available in the particular area or market segment. If subsequent to LICENSE's exercise of its rights under this section 2.4, fuel becomes commercially available in an area or market segment in sufficient quantity and quality at competitive prices for a continuous period of at least six months, then the license under this section 2.4 for the particular circumstance shall terminate unless the fuel again becomes unavailable.

               2.6 If LICENSOR has granted or grants in the future a license to a third party under the LICENSOR Patent Rights on terms more favorable than those afforded LICENSEE herein, LICENSEE shall have the right for thirty (30) days after such terms are brought to its attention to elect such terms in lieu of those granted herein, effective as of the date they were granted to said third party.

                          ARTICLE 3 -- PAYMENTS AND ACCOUNTING

               3.1 In consideration for the licenses and rights granted under Article 2 hereof and the disclosure of LICENSOR Technology, LICENSEE shall pay LICENSOR as follows:

                      (a)    For each engine sold pursuant to the
license granted in Article 2, (i) two and one-half percent (2 1/2%) of the Net Sales Price of each such engine covered by a claim of a patent included in LICENSOR Patent Rights or (ii) one and one-fourth percent (1 1/4%) for each engine covered by a Pending Claim of a U.S. patent application included in LICENSOR Patent Rights. Once a patent issues containing a Pending Claim, the royalty payable shall increase to the rate for a claim of an issued patent. Only one royalty shall be payable per engine (said royalty to be paid at highest applicable rate) regardless of the number of times it is sold or where it is sold or the number of claims of a patent(s) and patent application(s) included in LICENSOR Patent Rights which cover it. "Pending Claim" means any claim of a pending U.S. Patent Application included in LICENSOR Patent Rights excluding (i) claims which have been twice rejected or are under final rejection and (ii) claims equivalent to those in (i). Whether claims are equivalent for purposes of the preceding sentence shall, if not agreed upon by the parties, be the subject of an arbitration using an experienced patent attorney agreed to by the parties.

                      (b)    For the conversion of each engine
accomplished pursuant to the license granted in Article 2, no royalty shall be payable.

                      (c) On the sale of any parts pursuant to the license granted in Article 2, no royalty shall be payable.

                      (d)    For each gallon of aqueous fuel sold
pursuant to the license of section 2.4, a royalty equal to (i), if LICENSOR has licensed any others, the most favorable generally prevailing per gallon royalty payable by any such LICENSEE (it being the intent to exclude for this purpose isolated licenses wherein royalties may not be reflective of generally prevailing market conditions) or (ii), if LICENSOR has not licensed any others, U.S.$0.05.

                      (e)    LICENSEE shall be responsible for all
payments to be made to LICENSOR under this agreement whether for activities by LICENSEE or on behalf of LICENSEE.

               3.2 LICENSEE agrees to make royalty payments to LICENSOR for all royalty amounts owned by LICENSEE on a calendar quarterly basis. Each quarterly royalty payment from LICENSEE to LICENSOR will be made within sixty days after the end of the quarter in connection with which the payment became due in U.S. dollars by good funds (including wire transfer) free of transfer or other charges in such place and manner as LICENSOR shall designate. LICENSEE further agrees to provide LICENSOR with a written report with each quarterly royalty payment, including an accounting of activities under Article 3.1, and of receipts during the quarterly period in connection with which the corresponding royalty payment is being made. LICENSEE may make its reports under this section
3.2 in such a fashion that the Net Sales Price for an individual engine is not disclosed. Submission of a deliberately false report shall be considered a material breach of this Agreement.

               3.3 LICENSEE agrees to keep accurate records at its regular place of business in sufficient detail to enable LICENSOR to determine the royalties payable hereunder and to maintain such records for a period of at least two years, including two years after the expiration or termination of this Agreement for any cause. LICENSEE further agrees that it will allow, during the continuance of this Agreement and for a period of two years thereafter, upon request of LICENSOR an independent certified public accountant to review the aforementioned records of LICENSEE and any sublicensee for up to the preceding two years to the extent necessary for LICENSOR to verify the accuracy of the royalty payments made or payable to LICENSOR. Any such audit shall be at the reasonable expense of LICENSOR unless the audit discloses that the royalty payments actually made are more than five percent less than the royalty payments due for the period examined, in which case the reasonable expense of the audit shall be borne by LICENSEE. LICENSOR shall not be entitled to conduct more than two (2) audits in any twelve (12) month period. LICENSEE acknowledges that LICENSOR's rights to license hereunder have been granted pursuant to an Exclusive License Agreement of even date herewith under which agreement the licensor thereunder has the authority to review and audit royalty reports of sublicensees. LICENSEE agrees that the right to audit pursuant to this Paragraph
3.3 shall extend to the licensor under such Exclusive License Agreement, subject to the limitation of a total of two (2) audits per twelve (12) month period.

               3.4 In the event any payment under this Agreement is not made when due, including any deficiency found in an audit, LICENSEE will pay to LICENSOR interest on such late payment at the prime rate plus two percent from the date such payment is due to the date such payment is made. As used in this Paragraph 3.4, prime rate shall be the prime rate charged by Citibank in New York, New York, from time to time between the date payment was due and the date of actual payment.

                               ARTICLE 4 - MARKING

               4.1 LICENSEE will apply proper notice of patent protection on or in connection with Products or their packages, including the numbers of appropriate U.S. Patents, and to give notice of the pendency of patent applications on Products or their packages, such as, for example, stating "Patent Pending', in the form reasonably required by LICENSOR.

                 ARTICLE 5 -- CONFIDENTIAL STATUS OF TECHNOLOGY

               5.1 LICENSEE acknowledges and agrees that, subject to the provisions of Paragraph 5.3 below, all Technology disclosed to it by LICENSOR pursuant to this Agreement may constitute and comprise valuable confidential information and therefore agrees to hold any such Technology it receives in confidence and otherwise protect it as provided in this Article 5 using the same degree of care it uses with respect to its own information of like kind.

               5.2 LICENSEE agrees that, subject to the provisions of Paragraph
5.3 below, it shall not, without LICENSOR's prior written consent, disclose, distribute or use any portion of Technology disclosed to it by the other party pursuant to this Agreement, except to the extent necessary for it to exercise its rights hereunder (including by way of sale of Products utilizing Technology), or authorize or allow others to do so. LICENSEE further agrees to limit access to such Technology to those of its employees, or others, who have a "need to know' of the same in order for it to exercise said rights.

               5.3 The obligations under this Article 5 shall not extend to any portion of Technology disclosed to LICENSEE which (a) is within the public domain, or enters into the public domain through no fault of LICENSEE, (b) is within the possession of LICENSEE prior to receipt from LICENSOR as shown by appropriate records, or (c) is independently made available to LICENSEE as a matter of right by a third party without restriction on the use or disclosure thereof. Information which is confidential shall not be deemed to be nonconfidential merely because it is embraced within information which is nonconfidential.

               5.4 LICENSEE agrees that its obligations under this Article 5 shall extend to those deriving rights through LICENSEE and shall survive any termination of the other provisions of this Agreement, and shall continue until such time as one of the exceptions set forth in Paragraph 5.3 above becomes applicable to the subject matter in question, or until the expiration of a five year period commencing on the date of termination of the other provisions of this Agreement, whichever occurs first.

                   ARTICLE 6 - REPRESENTATIONS AND WARRANTIES

               6.1 LICENSOR expressly warrants that LICENSOR has the right to license LICENSOR Patent Rights and LICENSOR Technology, that no third party has any right, title or interest in LICENSOR Patent Rights and LICENSOR Technology, that according to LICENSOR's information and belief, LICENSOR has taken no actions which adversely affect these rights, and that LICENSOR has the right to execute and enter into this Agreement, to perform its obligations hereunder and to grant the licenses herein.

               6.2 LICENSOR warrants that, to the best of its knowledge, there are no circumstances that would: (a) adversely affect the commercial utility of the Technology; (b) render the fuel which is the subject of Gunnerman U.S. patent application serial number CP&H 25169 unpatentable (including by way satisfying the description, best mode and enablement requirements of 35 USC 112, first paragraph); (c) render U.S. patent 5,156,114 invalid or unenforceable; (d) render LICENSEE liable to a third party for patent infringement or trade secret infringement as a consequence of LICENSEE's practice of the Technology as provided to LICENSEE.

               6.3 LICENSEE represents that it is a corporation duly organized and existing and in good standing, and that it has the corporate power to enter into this Agreement and perform the obligations assumed hereunder. LICENSEE represents that the person executing this Agreement on behalf of the corporation is authorized to execute this Agreement and legally bind the corporation.

               6.4 LICENSEE shall indemnify, defend, and hold LICENSOR harmless from and against any action, claim or liability based on loss or damage to persons or property resulting from any acts or omissions of LICENSEE or its employees, agents or permitted sublicensees in connection with its manufacture, conversion, use and sale of engines, parts, supplies, and/or products utilizing the Technology; provided that, LICENSOR gives LICENSEE prompt notice of any such action, claim or liability and permits LICENSEE to conduct the defense.

               6.5 LICENSOR shall not be liable for any consequential or special damages of any kind, including but not by way of limitation, damages for any loss of use or of profit by LICENSEE, or others, or for any other similar or similar collateral or consequential damages, which may result from or in connection with the manufacture, conversion, use or sale by LICENSEE of Products or processes utilizing the Technology.

               6.6 The express warranties contained in this Agreement are in lieu of all warranties, express or implied, which would be deemed applicable to this license and to the products manufactured, used and sold thereunder. No express warranties and no implied warranties as to the merchantability, fitness for any particular use, infringement

(except as to title or right to license), or otherwise of the Technology, other than those expressly set forth in this Agreement shall apply. LICENSEE hereby waives all other warranties, guarantees, conditions or liabilities, express or implied, arising by law or otherwise. Without limiting this paragraph LICENSEE acknowledges and agrees that it shall have sole and the absolute responsibility for the warranty of its engines and/or parts which utilize the Technology.


                            ARTICLE 7 - IMPROVEMENTS

               7.1 LICENSOR agrees that all Improvements developed by LICENSOR during the term of this Agreement, shall be made available as part of LICENSOR Technology and/or LICENSOR Patent Rights at no additional cost to LICENSEE. LICENSEE shall have the right at its option to elect to take any patent otherwise includable in LICENSOR Patent Rights. LICENSOR shall promptly notify LICENSEE of all such Improvements as they become available in communicable form.

               7.2 LICENSEE shall have the right to use Improvements during the term of this Agreement.

                        ARTICLE 8 -- TERM AND TERMINATION


               8.1 This Agreement shall become effective on the Effective Date hereof and unless terminated pursuant to Paragraph 8.2 below, shall continue in full force and effect until the earlier of twenty five (25) years from the effective date of this Agreement or the expiration date of the last patent to expire under LICENSOR Patent Rights. Upon expiration of this Agreement under this Paragraph LICENSEE shall acquire a fully paid-up right and license to LICENSOR Technology and LICENSOR Patent Rights.

               8.2 The parties hereto agree that this Agreement, except for the obligations under Article 5 hereof, may be terminated early (a) by LICENSEE at any time by providing LICENSOR six (6) months prior written notice of such termination; or (b) by either party if the other party breaches or defaults on any material obligation under this Agreement and fails to cure such breach within sixty days after receipt of written notice from the terminating party which sets forth the basis of such breach and the terminating party's intent to terminate the Agreement due to such breach.

               8.3 In the event LICENSEE institutes a challenge to the validity or enforceability of any of LICENSOR Patent Rights, such as by refusal to pay a royalty hereunder, LICENSOR may, at its sole option, terminate this Agreement and licenses granted hereunder.

               8.4 LICENSOR may at its sole option terminate this Agreement in the event of any of the following conditions (a) if a petition in bankruptcy shall be filed by or against LICENSEE and is not dismissed within ninety days thereafter, (b) if LICENSEE's business or any substantial portion of LICENSEE's assets are attached by order of court, and such attachment is not dissolved within ninety days, (c) if LICENSEE enters into any agreement or composition of creditors, or (d) if all or substantially all of LICENSEE's assets are transferred to a successor without prior written consent of LICENSOR.

               8.5 The parties agree that LICENSOR's rights and LICENSEE's obligations under Article III and Article V of this Agreement shall survive its termination in order to carry out their terms.

              8.6 Upon termination of this Agreement under Paragraph 8.2, 8.3, or 8.4 all rights and licenses granted to LICENSEE under this Agreement shall cease and terminate forthwith and LICENSEE agrees that it shall not use or allow its subLICENSEEs to use LICENSOR Technology and LICENSOR Patent Rights.


                               ARTICLE 9 -- MISCELLANEOUS

               9.1 Assignability. LICENSEE shall have no right to assign or otherwise transfer this Agreement without the express written approval of LICENSOR. LICENSOR may assign this Agreement without approval of LICENSEE except as to the obligation to provide Improvements, which obligation is personal to LICENSOR or, in the case of automatic assignment to LICENSOR's licensor if LICENSOR dissolves, an obligation of that licensor. This Agreement shall inure to the benefit of LICENSOR and its respective successors, heirs and assigns.

               9.2 Relationship of the Parties. The parties agree that the sole relationship between LICENSOR and LICENSEE hereunder will be that of licensor and licensee. Nothing herein shall constitute or be interpreted to make either party the agent of the other party, and neither party shall in any way be authorized to obligate the other party in any transaction with a third party.

               9.3 Notices. All reports, notices, requests, demands, directions and other communications provided for hereunder shall be in writing and mailed to the applicable party as the address of such party set forth at the head of this Agreement or at such other address as the receiving party may hereafter designate in a written notice to the other party. If to LICENSEE such reports, etc. shall be sent Attn: Director of Division Services, Engine Division; copy to Legal Counsel, Engine Division. Each such report, notice, request, demand, direction or other communication shaH be effective on the third working day after it has a been deposited in the U.S. mails (unless earlier received with confirmation of receipt by the receiving party) addressed as aforesaid, and shall be sent by first class certified mail, return receipt requested, enclosed in a postage-prepaid envelope.

               9.4 Entire Agreement. The parties acknowledge and agree that this Agreement constitutes the entire agreement and understanding relating to the subject matter of this

Agreement and supersedes all previous communications, proposals, representations and agreements whether oral or written relating to the subject matter of this Agreement.

               9.5 Modification. The parties acknowledge and agree that this Agreement may only be modified by the mutual written agreement of the parties signed by both parties .

               9.6 Force Majeure. Neither of the parties shall be liable nor deemed to be in default, for failure to perform its obligations due to force majeure.

               9.7 Governing Law. The parties agree that this Agreement will be governed and construed in accordance with the laws of the State of Delaware, excluding any choice of law rules which may direct application of the laws of any other jurisdiction.

               9.8 Waiver. Each party agrees that any delay or omission on the part of the other party to exercise any right under this Agreement will not automatically operate as a waiver of such right or any other right, and a waiver of any right by the other party hereunder on one occasion will not be construed as a bar to or a waiver or exercising the right on any other occasion.

               9.9 Severability. Each party agrees that, should any provision of this Agreement be determined by a court of competent jurisdiction to violate or contravene any applicable law or policy, such provision may be severed and modified by the court to the extent necessary to comply with the applicable law or policy, and such modified provision and the remainder of the provisions hereof will continue in full force and effect.


               9.10 Captions. The title, caption, or heading for any provision in this Agreement is used as a matter of convenience and is not to be used to interpret or construe the meaning of any provision.

               9.11 Time and the Essence. Time is expressly declared to be of the essence in this Agreement and each and every provision hereof in which time is an element.

               IN WITNESS WHEREOF, the parties have cause this Agreement to be executed personally or by their duly authorized representatives.


Advanced Fuels, LLC, a Delaware     Caterpillar Inc., a
Delaware
Limited Liability Company           Corporation


By /s/                             By  /s/
  ------------------------           -----------------------
 (its authorized representative)   (its authorized
representative)
               LICENSOR                            LICENSEE

Date:  July 7, 1994                 Dated:   July 7, 1994
     ---------------------                ---------------

                                    EXHIBIT A

                        Patent Report - Rudolf Gunnerman

                                                                                              Trademarks (U.
======================================================================================================================
"A-55"                                     SN 74/346338               Filed 1/7/93           Allowed
                                                                      ITU
----------------------------------------------------------------------------------------------------------------------
"Powered with Water                                                   4/5/94                 Pending
----------------------------------------------------------------------------------------------------------------------
Patents and Patent Applications - U.S.
----------------------------------------------------------------------------------------------------------------------
No. 5156114                                issued                     10/20/92
----------------------------------------------------------------------------------------------------------------------
Application (CP&H 25169)                   Filed 4-94
----------------------------------------------------------------------------------------------------------------------
Patents and Applications - Foreign
----------------------------------------------------------------------------------------------------------------------
A CP&H docket 21022
----------------------------------------------------------------------------------------------------------------------
Australia (PCT)                            67302-90                                          Pending
----------------------------------------------------------------------------------------------------------------------
Canada                                     2029654-2                                         Pending
----------------------------------------------------------------------------------------------------------------------
Czechoslovakia                             PV5490-90                                         Pending
----------------------------------------------------------------------------------------------------------------------
EPO                                        90,121,745.5                                      Published
                                                                                             6/21/91
----------------------------------------------------------------------------------------------------------------------
Finland (PCT)                              922,307                                           Pending
----------------------------------------------------------------------------------------------------------------------
India                                      1109/DEL/90                                       Pending
----------------------------------------------------------------------------------------------------------------------
Japan (PCT)                                1990-515711                                       Pending
----------------------------------------------------------------------------------------------------------------------
Korea (South) (PCT)                        92-702313                                         Pending
----------------------------------------------------------------------------------------------------------------------
Mexico                                     172,598                                           Issued
----------------------------------------------------------------------------------------------------------------------
Norway (PCT)                               92-2007                                           Pending
----------------------------------------------------------------------------------------------------------------------
Poland                                     P287705                                           Published
                                                                                             10/21/91
----------------------------------------------------------------------------------------------------------------------
China-PRC                                  90,109,356.4                                      Published
                                                                                             6/5/91
----------------------------------------------------------------------------------------------------------------------
China-PRC (Div)                                                                              Mailed
----------------------------------------------------------------------------------------------------------------------
Russia (PCT)                               5,052,362.04                                      Pending
----------------------------------------------------------------------------------------------------------------------
S. Africa                                  90 8921                                           Issued
----------------------------------------------------------------------------------------------------------------------
B.  CP&H Docket 23304
----------------------------------------------------------------------------------------------------------------------
Argentina                                  31,980                                            Pending
----------------------------------------------------------------------------------------------------------------------
Chili                                      459-91                                            Pending
----------------------------------------------------------------------------------------------------------------------
Egypt                                      312-91                                            Pending
----------------------------------------------------------------------------------------------------------------------
(Continuation)
----------------------------------------------------------------------------------------------------------------------
B.  CP&H Docket 23304
----------------------------------------------------------------------------------------------------------------------
India                                      459/DEL/91                                        Pending


----------------------------------------------------------------------------------------------------------------------
Indonesia                                  P000263                                           Pending
----------------------------------------------------------------------------------------------------------------------
Iran                                       24,557                                            Issued
----------------------------------------------------------------------------------------------------------------------
Ireland                                    1726/91                                           Pending
----------------------------------------------------------------------------------------------------------------------
Libya                                      238/91                                            Pending
----------------------------------------------------------------------------------------------------------------------
Malaysia                                   P1900862                                          Pending
----------------------------------------------------------------------------------------------------------------------
Mexico                                     25,864                                            Pending
----------------------------------------------------------------------------------------------------------------------
Morocco                                    22,158                                            Issued
----------------------------------------------------------------------------------------------------------------------
N. Zealand (DIV)                           250,641                                           Pending
----------------------------------------------------------------------------------------------------------------------
Philippines                                42,528                                            Pending
----------------------------------------------------------------------------------------------------------------------
Portugal                                   97,742                                            Pending
----------------------------------------------------------------------------------------------------------------------
China-PRC                                  91,103,560.5                                      Pending
----------------------------------------------------------------------------------------------------------------------
South Africa                               91/3901                                           Issued
----------------------------------------------------------------------------------------------------------------------
Venezuela                                  655.91                                            Pending
----------------------------------------------------------------------------------------------------------------------
Yugoslavia                                 8.1196.91                                         Pending
======================================================================================================================



                                       -2-